LEASE AGREEMENT

LESSOR:       Monte and Colleen Tobin 6484 Congress Drive West Bend, WI 53095

LESSEE:        VDx, Inc.

974 W. Silver Beach Road Belgium, Wisconsin 53004

TERM:

The term shall commence as of August 6, 2004 (herein the "Commencement

Date") and continue for a sixty (60) month period from September 1, 2004 and end on August 31, 2009 (herein the "Expiration Date"). The period from the Commencement Date through the Expiration Date is collectively referred to as the "Term." Thereafter, this Lease shall be extended without further notice each September 1 for twelve (12) month periods provided neither the Lessor or the Lessee provide written notice that the Lease is terminated at least sixty (60) days prior to September 1 ("Extended Term"). The Lessee shall obtain any occupancy permit from the local governing entity, if necessary.

RENTAL: The monthly rent during the portion of the calendar year this Lease starts and the first calendar year that follows shall be Three Thousand Two Hundred Dollars ($3,200.00) per month (the "Rent") as a blended rate for the office, warehouse, and furniture/fixture/equipment. The Rent shall be prorated for any partial month. All Rent shall be paid in advance on the first day of each month without offset or proration of any type or for any purpose. For subsequent years during the Term and all Extended Terms, the Rent shall increase by three percent (3%) above the previous years Rent each year effective as of September 1 of each year during the Term and all Extended Terms.

LEASED PREMISES:         That area as consisting of those improvements generally referred to as 974 W. Silver Beach Road, Belgium, Wisconsin for the entire office space, approximately Three Thousand Five Hundred (3,500) square feet and One Thousand (1000) square feet in the warehouse portion as outlined in red on Exhibit A attached hereto and incorporated herein (the "Leased Premises"). If the Lessee occupies any portion of the property in excess of the assigned Leased Premises as determined by the Lessor at any time during any month of the Term, the Lessee shall pay an amount equal to Six Dollars ($6.00) per square foot as additional rent for the use of such space. This additional rent shall not be prorated but charged on a monthly basis for each month the Lessee occupies a portion of the property in excess of the assigned Leased Premises. Lessee shall possess the right to expand its space in the warehouse portion of the building in which the Leased Premises is located by providing the Lessor with ninety (90) days written detailing the amount of additional warehouse space that the Lessee desires and the location of the same. Lessor shall remove or cause the removal of any existing tenant that may be located in the space Lessee will expand into. For any and all expansions, the Lessee shall not expand into an area less than Five Hundred square feet. The Lessee shall pay Six Dollars ($6.00) per square foot as additional rent for the use of such space whereby for all months following the month within which the expansion occurred, the Rent shall be increased accordingly and all items designated as additional rent herein shall be recalculated to reflect the revised Applicable

Percentage, as that term is defined herein. The Rent shall be increased accordingly for each monthly payment after the expansion occurs.

PARKING AND ACCESS. The parking area shall be used for vehicle parking only and shall be used for no other purposes except as required for trash disposal (including exterior storage) without the prior written consent of Lessor. The parking area shall be available to Lessee and its invitees on a first come, first serve basis, and Lessee shall ensure that all parking spaces designated as "Visitor Parking" in the parking area are kept available for visitors of Lessor and Lessee, also on a first come, first serve basis. Lessee agrees that Lessee will not park, nor will Lessee permit Lessee's employees, agents, guests, invitees and/or licensees to park, on streets within the property where the Leased Premises is located or in any other spaces, lots or areas within the property where the Leased Premises is located except as may be specifically provided for in this Lease. Trucks or other vehicles may only temporarily park at bays serving the Leased Premises while loading and unloading, and shall not be stored in the parking, maneuvering or loading areas. Lessee, Lessee's employees, agents, guests, invitees and licensees shall use all due care and reasonable best efforts not to interfere with Lessor's and other tenants' use of parking and maneuvering areas.

SECURITY DEPOSIT:       Contemporaneous with Lessee's execution and delivery of this Lease, Lessee shall tender to Lessor a check made payable to Lessor in an amount of Three Thousand Two Hundred Dollars ($3,200.00) as security for performance by Lessee of its obligations under this Lease (the "Security Deposit"). Lessee acknowledges that Lessor may deposit such Security Deposit in its general operating account and that Lessor is under no obligation to deposit the same in a segregated account or in an interest bearing account. In the event Lessee is otherwise in default hereunder with respect to payment of any item of rent or additional rent, Lessor, in Lessor's sole discretion, may apply all or any portion of the Security Deposit towards Lessee's obligation to pay such rent and additional rent as is then in default. Lessee acknowledges that it has no ability to apply or to direct Lessor to apply all or any portion of the Security Deposit toward its obligation to pay rent and additional rent hereunder. To the extent that Lessor has not otherwise applied all or any portion of the Security Deposit toward Lessee's obligation to pay Rent and additional rent hereunder and/or if Lessee has otherwise paid all items of Rent and additional rent hereunder, as the case may be, Lessor shall return the remaining portion of the Security Deposit to Lessee within thirty (30) days of the expiration of the Term or Extended Term.

1.

Leased Premises.    The Lessor does hereby lease to the Lessee the Leased Premises for the Term and at the Rent set forth above upon the provisions set forth in this Lease both prior to and following this paragraph, each of which shall be both covenants and conditions, and the Lessor and the Lessee covenant and agree to abide by and perform each and every provision hereof. Lessee accepts the Leased Premises in an "as is" condition and acknowledges that Lessor is not making any changes or further improvements to the Leased Premises except as required in Paragraph 8. Lessee acknowledges that it is accepting the Leased Premises in an "AS IS WHERE IS" condition and has the opportunity to inspect the Leased Premises prior to executing this Lease.   Lessee is also leasing all furniture/fixture/equipment furnished by the Lessor which the Lessee acknowledges that it is accepting the furniture/fixture/equipment in an "AS IS WHERE IS" condition and has the opportunity to inspect the furniture/fixture/equipment prior to executing this Lease. The furniture/fixture/equipment shall be included in the definition of Leased Premises.

2.

Rental Payments. Lessee agrees to pay the foregoing Rent and any item deemed additional rent hereunder without proration of any type or for any purpose.   In no event shall Lessee be entitled to make any offset against the Rent and any item deemed additional rent.

Lessee's obligation to pay Rent hereunder is a separate and independent covenant from any other term or provision of this Lease.   All such payments shall be made to Lessor in the name of Lessor at 6484 Congress Drive, West Bend, WI 53095, or at such other address and/or place as the Lessor may from time to time designate to Lessee in writing.

3.

Intended Use/Signage/Permits.

(a)

Intended Use.   Lessor and Lessee acknowledge that Lessee may use the Leased Premises for general office/sales and/or administrative use and for general warehouse space for storage and distribution of any and all inventory that Lessee may handle from time to time in the ordinary course of business.  The Lessee shall not use the Leased Premises for the purposes of storing, manufacturing, or selling explosives, flammables, Hazardous Materials, as that term is defined herein, or other inherently dangerous substance(s), chemical, gasoline, diesel, solvents, lubricants, motor oil or other similar products or for the distribution of medical, photographic and related items. Lessee shall not use the Leased Premises as a retail or other store for purposes of any liquidation, going out of business or other similar sale.   Further, Lessee shall have the right to park and store trucks and vans on the Leased Premises which are used in connection with its business.

In the event that Lessee wishes to use the Leased Premises for any other use, Lessee shall obtain Lessor's prior written consent and Lessor shall not unreasonably withhold such consent. Provided, however, Lessor shall not be under any obligation to consent to use of the Leased Premises as a retail or other store for purposes of any liquidation, going out of business or other similar sale or for the storing, distribution or disposing of materials that Lessor, in Lessor's discretion, deems to be hazardous to the environment.

(b)

Signage.   Lessor shall allow Lessee to place a sign on the Leased Premises at locations designated by the Lessor using the Lessee's name.    Any signage permitted must conform to the applicable zoning ordinances and private restrictions. Such approval of signage is not precedent to Lessee entering into this Lease, enforcement of the Lease in accordance with its terms or for any other reason or purpose whatsoever. Lessor may refuse to consent to any proposed signage that is in the Lessor's opinion too large, deceptive, unattractive or otherwise inconsistent with or inappropriate to the Leased Premises.

(c)

Permits, Licenses & Approvals. The ability or obligation for Lessee obtaining an occupancy permit from the Village of Belgium or for Lessee obtaining any other permits, licenses and approvals of any nature whatsoever whether from the Village of Belgium, the County of Sheboygan, the State of Wisconsin or other appropriate agency, department or authority allowing Lessee to use the Leased Premises for its intended or actual use or otherwise is not a condition precedent to Lessee entering into this Lease, enforceability of the Lease in accordance with its terms or for any other reason or purpose whatsoever (herein collectively the "Permits"). Lessor makes no representation or warranty of any nature to Lessee regarding the necessity or advisability of such Permits. Lessee shall be solely responsible for the costs of all such Permits

4.

Ownership of Property/Compliance with Law.

(a)

Ownership of Leased Premises/Other Leases.   Lessor represents to Lessee that Lessor is the owner of the Leased Premises and the building of which the Leased Premises are a part. Lessor has full legal authority to enter into this Lease; execution and delivery of this Lease does not require the consent or approval of any mortgagee or other third party; and that execution and delivery of this Lease will not cause Lessor to be in default or breach under the terms of any note, mortgage or other instrument to which Lessor is a party;

(b)

Subordination to Existing and Future Mortgages.  Lessee acknowledges that this Lease is subordinated to any mortgage constituting a lien or encumbrance against the Leased Premises as contemplated by Paragraph 23, hereof;

(c)

Environmental Compliance/Compliance with Building Code.   Lessor represents to the best of Lessor's knowledge that the Leased Premises comply with all applicable environmental laws, ordinances, rules, regulations, judgment or order of any governmental or judicial entity (herein collectively the "Environmental Laws"); Lessor has no knowledge that any "Hazardous Materials" as defined herein of any nature are located on or about the Leased Premises; and that the existing improvements to the Leased Premises comply with all building code regulations or that Lessee's occupancy of the Leased Premises is otherwise grand fathered from compliance with the  same  [other than the Americans with Disabilities Act (herein "ADA")].

(i)

Definition of "Hazardous Materials": "Hazardous Materials" means asbestos, PCBS, and any hazardous waste, toxic substance or related material, including, without limitation, any substance defined or treated as a "hazardous substance" or "toxic substance" (or comparable term) in the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601, et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901, et seq.) ("RCRA") or any other applicable federal or state statute or county or municipal law or ordinance, in each case, as amended.

(ii)

Covenants. Lessee hereby covenants and agrees that: (1) Lessee will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any law, regulation or guideline affecting the environment, or subject the Leased Premises to Hazardous Materials; (2) Lessee shall provide Lessor with all notices it is required to provide to any governmental agency relating to Hazardous Materials at the same time it is required to give such notices to such governmental agency, and, upon receipt of any notice from any such governmental agency regarding Hazardous Materials, Lessee shall provide Lessor with a copy of such notice.

(iii)

Indemnification: Lessee shall indemnify and hold Lessor harmless against all claims, demands, loss, damage and expense (including but not limited to reasonable engineering fees and costs incurred in the investigation of or remedial action for Hazardous Materials at the Leased Premises and reasonable legal fees and expenses) resulting from: (1) the presence of Hazardous Materials or other contamination at the Leased Premises if the Hazardous Material or other contamination is deposited, buried, placed, spilled or otherwise on the Leased Premises and all the appurtenances thereof during the Term of this lease and any extensions thereof and/or is a result of Lessee's use of the Leased Premises and all the appurtenances thereof during the Term of this lease and any extensions thereof; and (2) violation by Lessee of any Environmental Laws. This Indemnification shall not apply to pre-existing conditions as set forth in Paragraph 5(b);

(d)

ADA Compliance. Lessor shall assume the cost and responsibility for compliance with ADA; provided, however, in no event shall Lessee, its employees, agents or invitees undertake any action whether directly or indirectly that would trigger any investigation or inspection by an  appropriate government body or agency having jurisdiction over ADA

compliance.   Provided, further, Lessor, upon sixty (60) days written notice to Lessee, may terminate this Lease at any time if the aggregate cost of ADA compliance (whether actually paid or the estimated cost thereof) exceeds Ten Thousand Dollars ($10,000.00); and

(e)

Lessee's Compliance With Law For Its Intended Use.   Lessee, at its sole cost, shall obey, observe and comply with all rules, regulations, ordinances and laws which are now or hereafter applicable to its intended use of the Leased Premises (including any improvements hereafter erected), and shall promptly comply with all orders, rules, rulings and directives of the Board of Fire Underwriters and of any governmental authority or agency having jurisdiction thereof.    Lessee shall be solely responsible for the cost of complying with all applicable Environmental Laws, rules and regulations whether the same are imposed by the federal, state, county or municipal government as they pertain to the Lessee's use of the Leased Premises. Lessee shall not maintain or utilize at the Leased Premises Hazardous Materials.

5.

Taxes and Assessments.

(a)

Tax Payments. The Lessee shall pay whether billed, levied or otherwise assessed by the Village of Belgium or any applicable taxing authority for the Leased Premises and/or the land and building of which the Leased Premises are a part, in addition to all other sums required to be paid by it under the provisions of this Lease, its Applicable Percentage as that term is defined herein of any and all taxes, assessments and levies, whether general or special, ordinary or extraordinary, of every nature or kind whatsoever, including all services to the Leased Premises which may be taxed, charged, assessed, levied or imposed at any time, or from time to time, during the Term, or any estate, right, title or interest of the Lessor and of the Lessee, or of either of them, in or to the Leased Premises or the land and building of which the Leased Premises are a part. Fractional years, if any, shall be prorated accordingly.

(b)

Lessor's Tax.  Nothing herein contained shall be construed to require the Lessee to pay any transfer, estate, inheritance, succession or gift tax or taxes imposed in respect of any devise or gift of any interest of the Lessor or their successor or assigns in the Leased Premises, nor any income tax imposed in respect to the Lessor's income from such premises, except as stated in subparagraph (c) hereof.

(c)

Income Tax in lieu of Real Estate Tax. If any income tax shall be levied, assessed or imposed upon the income arising from the rents payable hereunder, partially or totally in lieu of or as a substitute for a property tax upon the Leased Premises and/or the land and building of which the Leased Premises are a part, the Lessee and not the Lessor shall pay the same amount; but in no event shall the Lessee be obligated to pay for any year any greater amount by way of such substituted income tax than would have been payable by the Lessor by way of such substituted income tax had the rental upon which such tax was imposed been the sole taxable income of the Lessor for the year in question.

(d)

Delinquency.     Except as permitted by subparagraph (e) hereof, the taxes, assessments and other impositions above provided to be paid by the Lessee shall be paid, before any delinquency occurs therein or in any part or installment thereof, in the name of the owner of the fee, and certificates of payment shall be delivered promptly to the Lessor.

(e)

Lessee's Ability to Contest Assessment.   The Lessee, at Lessee's sole expense, shall have the right to contest the legality or validity of any of the taxes, assessments or other impositions herein provided to be paid by it, but no such contest shall be carried on or maintained by it after the time limited for the payment of any such taxes, assessments or other impositions unless the Lessee, at its option, (i) shall pay the amount involved under protest; (ii) shall procure and maintain a stay of all proceedings to enforce any collection of such taxes, assessments or other impositions, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money or by such undertaking as may be required or permitted by law to accomplish such stay; or (iii) shall deposit with the Lessor, as security for the performance by the Lessee of its obligations hereunder with respect to such taxes, assessments or other impositions, such reasonable security as may be demanded by the Lessor to ensure payment of such contested taxes, assessments or other impositions and all penalties, interest, costs and expenses which may accrue during the period of the contest.   In the event any such contest is made by the Lessee, then within thirty (30) days after any adverse final determination thereof, it shall fully pay and discharge the amount involved in or affected by any such contest, together with all penalties, fines, interest, costs or expenses that may have accrued thereon or that may result from any such action by the Lessee, whereupon the Lessor shall return to the Lessee all amounts, if any, deposited by the Lessee in accordance with the provisions hereof.

(f)

Lessor Payment of Taxes.   The land, buildings and improvements covered and affected by this Lease shall always be assessed for the purpose of taxation in the name of the owner of the fee if permitted under the laws or regulations relating thereto.  Should the Lessee fail, to pay any of the taxes or assessments provided to be paid by the Lessee, including all penalties, fines, interest, costs and expenses, or should the Lessee attempt any such contest without complying with the conditions of subparagraph (e) hereof, the Lessor may, but shall not be obligated to, pay, discharge, compromise or adjust the payment of the obligation involved or any part thereof and the Lessee shall repay to the Lessor the full amount so paid by the Lessor, including costs, expenses and reasonable attorneys' fees incurred by the Lessor, on or before the first day of the next ensuing calendar month, together with interest thereon at the rate of twelve percent (12%) per month from the date of payment by the Lessor. In any such event, the legality and validity of any such payment by the Lessor, and the regularity of all proceedings had in respect thereof or toward the enforcement thereof shall be conclusively deemed to exist, for the purpose of this paragraph.

(g)

Lessee's Obligations. As between the parties hereto, the Lessee alone shall have the duty of attending to the making and filing of any statement or report which may be provided or required by law as a basis of or in connection with the determination, equalization, reduction, payment or abatement of each obligation which is to be borne or paid by the Lessee in accordance with this paragraph. The Lessor shall not be or become responsible for the contents of any such statement or report. The Lessor shall not be obligated to make, join in or be a party to any protest or objection to any law, order, proceeding or determination, but shall cooperate with the Lessee to the extent required by law, provided the same can be done without any cost, expense or liability to the Lessor.

(h)

Tax Notices. The Lessor shall promptly deliver to the Lessee any and all tax notices or assessments which it may receive relating to the Leased Premises.

(i)

Installment Payments by Lessee. On or before the first day of each month, Lessee shall pay to Lessor a sum equal to 1/12th of an amount equal to One Hundred Five Percent (105%) of Lessee's Applicable Percentage as that term is defined herein of the actual real estate taxes assessed against the land and building of which the Leased Premises are a part for the proceeding calendar tax year (herein "Monthly Tax Payments"). The Lessor shall calculate the Lessee's Monthly Tax Payments and provide Lessee with such calculation (the "Lessor's Tax Payment Notice") and a copy of the real estate tax bill. The Monthly Tax Payment shall be prorated to reflect the Commencement Date of the Term and be due upon the later to occur of

August 15, 2004 or ten (10) calendar days following Lessee's receipt of the Lessor's Tax Payment Notice. The Monthly Tax Payment for January of each year during the Term of this Lease shall be due upon the later to occur of January 1 of the given year or ten (10) calendar days following Lessee's receipt of Lessor's Tax Payment Notice. Lessee shall deliver checks made payable to the Lessor for the Monthly Tax Payment. Such amounts so paid shall be applied by Lessor to the taxes for that year as and when such taxes become due and payable. Any difference between the actual taxes and the aggregate of all such payments without interest for that year shall be for the account of Lessee with Lessee paying the Lessor any remaining amount owed for taxes and the Lessor applying any such overpayment to the estimated taxes for the next year, or by refund to Lessee within thirty (30) days at the end of this Lease.

(j)

Applicable Percentage. Lessee's applicable percentage shall be equal to the percentage of the building the Leased Premises occupies. The Lessor and Lessee agree that the total square footage for the building in which the Leased Premises are located is Ten Thousand (10,000) square feet of which the Leased Premises equals Four Thousand Five Hundred (~~3~~,~~500~~4,500) square feet resulting Lessee's applicable percentage equaling Fort~~y Five~~ Percent (45%) (the "Applicable Percentage").

(k)

Special Assessments. Lessor hereby represents to Lessee that there are no existing special assessments of any nature assessed against the Leased Premises or the land and building of which the Leased Premises are a part and that Lessor has no knowledge of any contemplated special assessments (herein collectively referred to as the "Special Assessments"). In the event any special assessments are assessed against the Leased Premises or the land and building of which the Leased Premises are a part during the Term, Lessee and Lessor shall elect to have the same paid over such maximum number of annual installments as the Village of Belgium (or other applicable taxing authority) may permit. Lessee shall be responsible for payment of its Applicable Percentage of any such special assessments which accrue or otherwise become payable during the Term. Lessee shall have no responsibility or liability for any portion of any such special assessments which accrue after the end of the Term.

6.

Personal Property Taxes.

Lessee acknowledges that the Village of Belgium may assess personal property taxes based upon the personal property located in or upon the Leased Premises as of January 1st of each calendar year and issues an annual personal property tax statement similar to the real estate tax bill. Lessee acknowledges that the personal property taxes as to the Leased Premises for calendar year 2005 and subsequent calendar years during the Term will be based upon the information, if any, that Lessee provides to the Village of Belgium (or other applicable taxing authority) or the assessment otherwise made by the Village of Belgium (or other applicable taxing authority) in the absence of such information, as the case may be.

Lessee acknowledges that it is solely liable for any and all personal property taxes that accrue during both the Term and agrees to pay the same in the ordinary course of business. To the extent that Lessee fails to pay such personal property taxes and the Village of Belgium (or other applicable taxing authority) asserts a claim for the same against Lessor or any other tenant of Lessor thereafter occupying the Leased Premises, Lessee hereby agrees to indemnify and hold Lessor and any other tenant of Lessor thereafter occupying the Leased Premises harmless from any claim by the Village of Belgium (or other applicable taxing authority) with respect to such personal property taxes. Such indemnification and hold harmless shall be treated as additional rent hereunder to the extent that any claim is so asserted and shall survive termination or expiration of the Lease.

In the event that Lessee fails to pay personal property taxes prior to delinquency at any time during the Term or any Extended Term, Lessor, in Lessor's sole discretion, may require Lessee to escrow the same with Lessor in the same manner as real estate taxes under Subparagraph 5(i). The escrow payments must be applied by Lessor, at Lessor's option, for personal property taxes as provided for herein.

7.

Utility Charges/Municipal Charges.

(a)

Utility Service. The Lessee shall pay, in addition to all other sums required to be paid by it under the provisions of this Lease as and when the same become due and payable one hundred percent (100%) of all telephone, electrical, gas, water and similar charges for utilities of whatsoever kind or nature supplied to the Leased Premises and all other expenses assessed, levied or asserted against the Leased Premises (herein collectively the "Utilities").    Lessee acknowledges that the Utilities are adequate for its needs and that any upgrade or improvement in such Utilities [exclusive of any repair or maintenance as contemplated in Subparagraph 7(c) hereof] shall be the sole cost and responsibility of Lessee. Lessee shall cause the Utilities to be metered in Lessee's name; shall not discontinue service for such Utilities for whatever reason prior to expiration or termination of the Term or any extension thereof; and effective as of the expiration or termination of the Term or any extension thereof shall obtain a final reading and at such time provide Lessor with the opportunity to have electrical or gas service re-metered in the name of Lessor. Lessee's obligation to pay Utilities shall be treated as additional rent hereunder. If any charges for Utilities remain unpaid as of the expiration or termination of the Lease, as the case may be, and the providers of the same either look to Lessor for payment or refuse to provide service for any subsequent tenant of the Leased Premises as a result of the foregoing, the obligation of Lessee to pay for such Utilities shall survive expiration or termination of the Lease, as the case may be.

(b)

Municipal Charges.    In the event the property where the Leased Premises is connected to municipal water and sewage and charges are imposed whether directly or indirectly with respect to the amount of water run off due to the existence of paving and the square footage of the improvements on the land of which the Leased Premises are located (the "Municipal Charges"), the charges assessed, levied or asserted against the Leased Premises by the Village of Belgium (or other applicable governmental entity providing such services) which accrue or otherwise become due and payable during the Term and any Extended Term in the ordinary course of business, Lessee shall pay its Applicable Percentage. Lessee acknowledges that while the Village of Belgium (or other applicable governmental entity providing such services) may invoice the Municipal Charges in the name of Lessor but that the same does not change Lessee's responsibility for payment of the same as provided in this Paragraph 7.   In the event it is not otherwise possible to obtain a final reading of the Municipal Charges upon expiration or termination of the Term or the Extended Term or if the same are not otherwise included as part of the real estate taxes for the last calendar year of the Term or Extended Term, the last invoice or statement for the Municipal Charges shall be prorated by Lessor based upon the date of such expiration or termination of the Term or Extended Term.  Such pro-ration shall be binding upon Lessee as long as the same was made in good faith and has a rational basis. Lessee's obligation to pay Municipal Charges shall be treated as additional rent.  For purposes of this Paragraph 7, the term Utilities shall also refer to Municipal Charges.  Lessor, at Lessor's option, may apply the escrow payments made pursuant to Paragraphs 5 and/or 6 above toward Lessee's obligation to pay Utilities and/or Municipal Charges.

(c)

Obligation to Repair Utilities.     Except as to any occurrence which would otherwise constitute an item of Lessee's Acts (as that term is defined in Paragraph 8 hereof), Lessor shall be responsible for the costs of any repair or maintenance of such Utilities.

(d)

Lessor's Liability for Disruption of Utilities. Lessee acknowledges that Lessor has no control over the Utilities and that due to events beyond the control of Lessor that there may be partial or full disruptions in Utilities from time to time during the Term or any extensions thereof. In the event of any disruption of all or any of the Utilities for reasons other than Lessor's intentional act or omission, Lessor shall not be responsible to Lessee for: (i) Any costs associated with such disruption (specifically including, but not limited to, the inability of Lessee to operate at the Leased Premises in the ordinary course of business); (ii) Any damage or injury to Lessee's employees, agents or invitees; (iii) Any damage to Lessee's personal property of the foregoing; and (iv) Any damage to Lessee's tangible or intangible personal property of any nature whatsoever located at, upon or in the Leased Premises.

8.

Maintenance and Repair.

(a)

Repairs and Maintenance.    Except as hereinafter provided in connection with damage by fire or other casualty, or a taking by, or a sale under threat of eminent domain, or as to  any  occurrence  which  would  otherwise  be  an  obligation  of Lessor  to  repair  under Subparagraph 8(b), Lessee, at Lessee's sole expense, shall maintain, replace, and keep in good order and repair, and in a safe and sanitary condition, the entire Leased Premises.   This shall specifically include, but not be limited to, the furniture/fixture/equipment leased pursuant to this Lease, semi-annual HVAC inspections, the cost of compliance with routine or periodic fire inspections conducted or otherwise required by the Village of Belgium or other governmental agencies having jurisdiction over the Leased Premises, the cost of compliance with routine or periodic inspections with respect to appearance of the Leased Premises conducted by the Village of Belgium or other governmental agencies having jurisdiction over the Leased Premises, the cost of snow removal and the cost of mowing and landscaping.  In undertaking and performing all maintenance and repairs, Lessee shall use good faith and due diligence.  This shall specially include, but not be limited to, having duly qualified individuals perform such maintenance and repair and only using new parts and material of good quality in connection with the same.   In addition, all such parts and materials shall comply with applicable codes and regulations. Notwithstanding the  foregoing,  Lessor  shall  not cause  the  Village  of Belgium or other governmental agencies to inspect the Leased Premises unless required to do so by law.

In addition, Lessee shall be solely responsible for any item of maintenance or repair which is directly attributable to the negligence or intentional or willful misconduct of Lessee, its employees, agents, independent contractors or invitees even if the same would otherwise not be included within the scope of this Subparagraph 8(a) (herein "Lessee's Acts").

In the event Lessee fails to perform any item of maintenance and repair (including an item within Lessee's Acts) within a reasonable period of time following receipt of notice of the same from Lessor, Lessor may perform such maintenance and repair and recoup the cost of the same (including a reasonable mark-up of materials purchased by Lessor and reasonable labor costs for services performed by agents or employees of Lessor) from Lessee as additional rent.

(b)

Lessor's Obligations.   The Lessor, at its sole expense, shall be responsible for exterior painting and roof and structural repairs of the building on the Leased Premises during the Term and any Extended Term of this Lease except for repair otherwise due to Lessee's Acts. The Lessor, at its sole expense, shall also replace any air conditioning and heating equipment, repair of the roof, any whole or partial replacement of the roof, any resurfacing of walkways, driveways and parking areas located on the Leased Premises, and the cost of ADA compliance [subject to the limitations set forth in Subparagraph 4(d) hereof] for the Leased Premises that is no longer practically repairable except for repair otherwise due to Lessee's Acts. Lessor agrees to use good faith and due diligence in performance of its obligations under this Subparagraph 8(b). Lessee agrees to give Lessor reasonable written notice of any item requiring Lessor's maintenance or repair. To the extent reasonably practicable, Lessee shall describe the nature, extent and location of such items of maintenance or repair. Notice by facsimile is both encouraged and acceptable. Provided, however, under no circumstances may Lessee undertake to perform such maintenance or repair itself and offset the costs of the same against the amount of Rent or additional rent otherwise owed to Lessor hereunder. If Lessor fails to start repairs within thirty (30) days of notice, Lessee shall have the right to repair the same with such repairs being conducted in as good and workmanlike manner using new materials of a quality similar to those damaged or destroyed and Lessee shall provide written invoices and proof of payment to Lessor. Lessor shall pay such invoices within thirty (30) days. Lessee shall not offset these invoices against any Rent or additional rent owing under this Lease.

(c)

Natural Disasters.   In no event shall Lessor be responsible for any disruption of business, damage to Lessee's tangible or intangible personal property or other injury or damage to Lessee's employees, agents or invitees directly or indirectly related to any rain or snow storm, tornado, flood, fire, ice, hail or other similar calamity of nature.

(d)

Trade Fixtures or Improvements.  In the event that Lessee installs or affixes any trade fixtures under Subparagraph 13(a) or under takes any other improvements within the meaning of Paragraph 12 hereof during the Term, Lessee, at Lessee's sole cost, shall be responsible for all repair and maintenance of the same.

9.

Indemnification by Lessee/Liability Insurance.

(a)

Indemnification. Except to the extent the same is directly caused by Lessor, Lessee agrees to protect and save the Lessor harmless and indemnified against and from any penalty or damage or charge imposed for any violation of any laws or ordinances (specifically including, but not limited to, any penalty, damage or charges relating to Hazardous Materials or the Environmental Laws relating to Lessee's occupancy and use of the Leased Premises during the Term or any extension thereof), whether occasioned by the Lessee or those holding under the Lessee. Except to the extent the same is directly caused by Lessor, Lessee further agrees to protect, indemnify and save the Lessor harmless from and against any and all claims, and against any and all loss, damage, expenses, liabilities, demands and causes of action, and any reasonable expenses including any attorney fees incurred by Lessor incidental to the defense thereof by the Lessor, arising out of any failure of the Lessee in any respect to comply with and perform all of the requirements and provisions of this Lease, and against any and all loss, damage, expense, liabilities, demands and causes of action, and any reasonable expenses including any attorney fees incurred by Lessor incidental to the defense thereof by the Lessor resulting from injury or death of persons or damage to property, including without limitation the person and property of the Lessee, its agents, employees and invitees, occurring on the Leased Premises, the land or building of which the Leased Premises is a part of, or on the adjoining sidewalks, streets, alleys or ways, or in any manner directly or indirectly growing out of or in connection with the use and occupancy or disuse of the Leased Premises, or any part thereof, or any improvement now or hereafter located thereon by the Lessee or any person holding under the Lessee or to any easements appurtenant thereto or to which the Leased Premises may be subject.

(b)

Liability Insurance.   At all times during the Term and any extension thereof, Lessee, at Lessee's sole cost, shall keep in effect a comprehensive general liability policy or policies reasonably satisfactory to the Lessor and taking into account what is customary to the nature of Lessee's usage of the Leased Premises and providing combined coverage with limits of liability of not less than One Million Dollars ($1,000,000.00) (hereinafter referred to as the "Liability Insurance").  Such policy of Liability Insurance shall name the Lessor as an additional insured, as Lessor's interest may appear. Such policy of Liability Insurance shall provide that the same may not be canceled due to Lessee's failure to pay the premium without prior notice and a reasonable opportunity to cure such default by Lessor.   For purposes of this Paragraph 9, a "reasonable opportunity to cure" shall not be less than thirty (30) days. Lessee shall provide a copy of such policy, or a certificate thereof shall be delivered to the Lessor within thirty (30) days of the Commencement Date and thereafter upon the renewal of the same in the ordinary course of business for the remainder of the Term or any extension thereof.

(c)

Waiver of Subrogation Rights.  Whenever (i) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Leased Premises; and (ii) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect).   Lessee may make such Liability Insurance part of any master insurance policy or policies maintained by it so long as the provisions of the same otherwise satisfy the requirements of this Paragraph 9.

(d)

Exception to Indemnification Due to Certain Acts by Lessor. Notwithstanding the foregoing, Lessor shall indemnify Lessee with respect to any damage or injury to Lessee's property directly attributable to any gross negligence, intentional or willful misconduct of Lessor or Lessor's agents (but only if such agents are acting in the scope of their authority in performing Lessor's obligations under this Lease) provided that the same is not otherwise covered under either the Liability Insurance or any other insurance of any nature maintained by Lessee (hereinafter referred to as "Lessor's Indemnification").  Lessee shall give Lessor prompt written notice of any claim for Lessor's Indemnification and shall provide such additional information regarding the same that Lessor may reasonably request.  Lessee shall take no action that would unnecessarily hinder or prejudice Lessor with respect to Lessor's Indemnification.  Lessee shall not  offset  any  and  all  expenses  it  incurs  related  directly  of indirectly  to  a  Lessor's Indemnification against any Rent or additional rent owing under this Lease.

10.

Fire Insurance.   At all times during the Term and any extension thereof, the Lessor through an insurer of their choice shall keep the Leased Premises insured against loss by fire (with extended coverage) in an amount equal to 100% of the full insurable value thereof, exclusive of foundations, and against loss by boiler explosion in an amount deemed adequate by the Lessor (herein "Fire Insurance").   Such policy for the Fire Insurance shall name the Lessor and any mortgagee of Lessor having a mortgage against the Leased Premises or the land or building of which the Leased Premises are a part. Lessor may make such Fire Insurance part of any master insurance policy or policies maintained by Lessor so long as the provisions of the same otherwise satisfy the requirements of this Paragraph 10.   The Fire Insurance the Lessor shall purchase will not list the Lessee and/or the Lessee's personal property whether tangible or intangible. Lessee shall be responsible to pay its Applicable Percentage of the yearly premiums for the Fire Insurance.  Lessor, at Lessor's choice, may invoice Lessee for the cost of the Fire Insurance either monthly, quarterly or annually.   Lessee's obligation to pay the cost of Fire Insurance during the Term shall be treated as additional rent.

11.

Additional Rent. In the event Lessee is in default hereunder or otherwise fails to pay the Utilities, the real estate taxes, personal property taxes, Utilities, Municipal Charges, any maintenance or repairs which are the obligation of Lessee (including any Lessee's Acts), the fire insurance premium, Trade Fixture Removal (as hereafter defined) and Hold Over Deposit (as hereafter defined) or any other amounts designated as additional rent herein or required to be paid or deposited hereunder, Lessor shall be entitled to recover the cost of the same as additional rent. All payments to be made by the Lessee hereunder, whether or not designated as Rent, shall be deemed Rent, so that in default or payment when due, the Lessor shall be entitled to all of the remedies available at law or equity, or under this Lease, for the nonpayment of Rent.

12.

Additions,  Changes, Alterations  and Demolition:     The Lessee  shall not construct improvements upon the Leased Premises, demolish improvements upon the Leased Premises, or make additions to, or structural changes or alterations in and upon, any or all of such improvements, or other improvements upon the Leased Premises, without the written consent of the Lessor, which consent shall not be unreasonably withheld. Lessor, however, may require as a condition to consent that the Lessee submit in writing, plans for any such proposed improvements, additions, changes and alterations. Lessor may also require as a condition to such consent that the Lessee agree in writing, in a form acceptable to Lessor, to pay any increase in taxes, assessments or levies that may result from any improvements on the Leased Premises by Lessee. Such work shall be performed in a good and workmanlike manner at the sole expense of the Lessee.   The Lessee shall not permit, create, incur or impose or cause or suffer others to permit, create, incur or impose any lien or other obligation against the Leased Premises or the Lessor by reason of any work upon the Leased Premises, and the Lessee agrees to hold the Lessor harmless of and from any and all claims or demands by any contractor, subcontractor, material man, laborer or any other third person against the Leased Premises or the Lessor relating to or arising because of any work thereon.   Any improvements or additions upon the Leased Premises at the expiration of this Lease shall be deemed a part of the Leased Premises, and shall be surrendered to the Lessor in good condition and repair, reasonable wear and tear and damage by fire or other casualty not occurring through the neglect of the Lessee excepted.    The provisions of this paragraph shall not apply to such items as are ordinarily designated as trade fixtures, temporary partitions or similar installation which may, from time to time, be installed in the Leased Premises under the provisions of Paragraph 13 hereof.

13.

Trade Fixtures.

(a)

Trade Fixtures. The Lessee may during the Term or any extension thereof install such fixtures, equipment and appliances as may be reasonably necessary for the conduct of its business upon the Leased Premises.   Lessor acknowledges that any and all tangible personal property of any nature constitute trade fixtures (the "Lessee's Property").  Notwithstanding the provisions in Paragraph 12, Lessee acknowledges that any partition walls or other improvements installed and paid for by it together with any cabling or wiring (whether for use with telephones, computers or otherwise) is not considered Lessee's Property and is considered property of the Lessor with in the meaning of Paragraph 12 hereof.   The Lessee agrees that it will not create, incur or impose or suffer or cause others to create, incur or impose any lien or obligation against the Leased Premises or the Lessor by reason of the installation herein authorized.   The Lessee agrees to hold the Lessor harmless of and from any and all claims and demands of third persons in any manner relating to or arising out of such installations.   All improvements (specifically including, but not limited to, any attached furniture) located upon or within the Leased Premises as of the execution and delivery of this Lease by Lessee are the property of Lessor.

(b)

Removal of Trade Fixtures.   The aforesaid fixtures, equipment and appliances may be affixed to the Leased Premises and, the Lessee may remove the same at will, and shall remove the same at the expiration or termination of this Lease.   All damages incurred to the Leased Premises as a result of any affixation or removal hereunder shall be promptly repaired by and at the sole cost and expense of the Lessee.   The cost of repairing such damage shall be treated as if an item constituting Lessee's Acts and shall be treated as additional rent (the "Trade Fixture Removal").   Any fixtures, equipment or appliances referred to herein not removed as herein permitted or required shall, at the option of the Lessor, be deemed abandoned by the Lessee, to be disposed of by the Lessor as Lessor's sole property.

(c)

Fixtures Disclaimer. If at any time hereafter the Lessee is in default under any of the conditions and provisions of this Lease, the Lessor shall at their option have a lien consonant with and comparable to a lien under the Wisconsin Commercial Code on such fixtures, equipment and appliances, and the Lessee shall not sell, encumber or remove said fixtures, equipment or appliances until the default shall have been determined, resolved or satisfied.

14.

Mechanic or Construction Liens.    Lessee shall not permit, create, incur or impose or cause or suffer others to permit, create, incur or impose any lien or other obligation against the Leased Premises or the Lessor by reason of any work performed or materials furnished by, to or for the account of the Lessee, and the Lessee agrees to hold the Lessor harmless of and from any and all claims or demands by any contractor,  subcontractor, materialman, laborer or any other third person against the Leased Premises or the Lessor relating to or arising because of such work or materials.   The Lessee may contest any lien or other obligation referred to herein by making the deposits or taking the action permitted for the contesting of taxes under the provisions of this Lease, or taking such other action permitted by law, provided that in any event, the Lessor is reasonably satisfied that the Leased Premises and the Lessor are secure from loss or damage.

15.

Lessor's Entry for Inspection. Lessor, or Lessor's representatives, shall have the right during business hours with reasonable notice, to enter upon the Leased Premises for the purpose of examining and inspecting the same and of showing the said premises to prospective tenants or purchasers, said inspection, however, shall not unreasonably interfere with the business of the Lessee. Lessee will allow Lessor and Lessor's agents access to the premises during regular business hours, and will permit the usual "For Rent" and/or "For Sale" signs to be placed upon the premises at any time during the six (6) months prior to the expiration of the Term or any Extended Term.

16.

Warranty of Quiet Possession.    Lessor hereby warrants and covenants that Lessee, upon paying Rent and additional rent at the time and manner aforesaid, and performing and keeping all of the covenants and conditions of this Lease by it to be kept and performed, may have and shall quietly have, hold, and enjoy the Leased Premises during the Term or any extension hereof.

17.

Damage by Fire or Other Casualty.

(a)

Lessor's Obligation to Rebuild.    In the event the Leased Premises (or any additional improvements hereafter made a part thereof) are damaged by fire or other casualty, the same shall be repaired as quickly as is practicable by and at the expense of the Lessor, but only to the extent of the Fire Insurance proceeds payable to Lessor under Paragraph 10 hereof and actually received by Lessor.   Such repairs shall be completed by Lessor within six (6) months following Lessor's receipt of such insurance proceeds.  In the event of such damage, the Lessor shall undertake to repair the Leased Premises, and shall pursue the necessary work with as soon as reasonably possible, in a manner consistent with sound construction methods, but the Lessor shall not be liable for any delays or interruptions as may be occasioned by strikes, casualties, inability to obtain critical materials, governmental regulations, or by any other causes or events beyond the control of the Lessor.

(b)

Proration of Rent.   In the event that less than fifty percent (50%) of the Leased Premises (or any additional improvements hereinafter make a part thereof) (as determined in good faith by Lessor after due consultation with Lessee) are damaged by fire or other casualty, the Rent (but not any item deemed to be additional rent) otherwise owed hereunder shall proportionately abate in  a  similar manner until  such time  as the repairs referred under Subparagraph 17(a) above are completed.

(c)

Termination of Lease.    Any provisions of this Paragraph 17, or any other provision elsewhere in this Lease contained to the contrary notwithstanding, Lessor at Lessor's option, may terminate this Lease in the event all or substantially all of the estimated cost of repair is not covered by insurance (exclusive of any deductible), or in the event more than fifty percent (50%) of the Leased Premises (or any additional improvements hereafter made a part thereof) are totally or substantially destroyed by such fire or other casualty. Lessor shall exercise such option hereunder by written notice to the Lessee given within thirty (30) days after the event causing such loss, damage or destruction, termination to be effective as of the date of said event, and in the event of such termination, the Rent and additional rent shall cease as of the date of such destruction. In the event Lessor does not elect to terminate this Lease during such thirty (30) day period, Lessee shall have the option to terminate this Lease by written notice to the Lessor given within thirty (30) days following expiration of Lessor's thirty (30) day period to give such notice, termination to be effective as of the date of said event, and in the event of such termination, the Rent and additional rent shall cease as of the date of such destruction. In such event, any Fire Insurance proceeds payable to Lessor shall be the sole and exclusive property of Lessor and Lessee shall have no interest in the same. In the event that neither Lessor nor Lessee exercise their option to terminate this Lease as otherwise provided for under this Subparagraph 17(c), the Lessee's obligation to pay Rent (but not any item deemed to be additional rent) shall abate until such time as Lessor has completed the repairs otherwise required under the provisions of this Paragraph 17.

18.

Assignment and Subletting. Lessee shall not assign this Lease nor sublet any portion of the Leased Premises without the prior written consent of the Lessor. Lessor shall not unreasonably withhold Lessor's consent as to the same. No assignment or subleasing shall release the Lessee from any of its obligations hereunder.

19.

Assignment by Landlord. Assignment by Lessor: The term " Lessor " as used in this Lease, so far as covenants or obligations on part of Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the land and building of which the Leased Premises is a part, and in the event of any transfer or transfers of the title to such fee, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed; provided that any funds in the hands of such Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be turned over or credited to the grantee, and any obligation then due and payable to Lessee by Lessor or the then grantor under any provisions of this Lease, shall be paid to Lessee or assumed by the grantee.

20.

Eminent Domain.

(a)

Total Condemnation.   If all of the Leased Premises are taken by the exercise of the power of eminent domain, or sold under the threat of eminent domain, this Lease shall terminate as of the date possession is taken by the condemnor.  The entire compensation award shall belong to the Lessor and the Lessee shall have no interest therein.  Lessee, at its sole cost and expense, may pursue its own claim for the value of its property, moving and relocation expenses as long as such separate claim shall not reduce or adversary affect the amount of

Lessor's claim.

(b)

Partial Condemnation.   If less than all of the Leased Premises are taken by the exercise of the power of eminent domain, or sold under the threat of eminent domain, the Lessee shall have the right to terminate this Lease if the premises remaining are such that their continued use for the purpose for which the same were being used immediately prior to such taking, is reasonably impractical or economically imprudent.     Termination  shall be  as of the date possession is taken by the condemnor. The option to terminate herein granted shall be exercised in writing by the Lessee within ten (10) days after the date of the taking of possession by the condemnor.   In any event, the entire compensation award shall belong to the Lessor and the Lessee shall have no interest therein.   If this Lease is not terminated, the Lessor shall, with reasonable diligence, restore any improvements upon the Leased Premises affected by the taking, but shall not be obligated to spend for such restoration any amount in excess of the amount awarded or paid to it by the condemnor for such purpose. There shall be no abatement of Rent or additional rent during the period of restoration, or thereafter but the Lessee's Applicable Percentage shall be recalculated for any increase or reduction as a result of the partial condemnation.

21.

Default/Remedies. The Lessee shall be in default hereunder if any one or more of the following events continues for a period of ten (10) days after written notice from the Lessor to the Lessee except Lessee shall be deemed in default and no written notice shall be required if Lessee fails to pay Rent and all additional rent named herein by the fifth (5th) of each month or five (5) days following when the same was due: (a) the making by Lessee of an assignment for the benefit of its creditors; (b) the operation or supervision of the business conducted in the Leased Premises by a creditors' committee or by any other than the Lessee; (c) the levying of a writ of execution or attachment on or against the property of Lessee; (d) if proceedings are instituted in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Lessee, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Lessee, and said proceedings are not dismissed and any receiver, trustee or liquidator appointed therein discharged within thirty (30) days after the institution of said proceedings; or (e) the failure of Lessee to perform any other of its covenants under this Lease after written notice from Lessor of such default. In the event Lessee is attempting to cure such default in good faith, Lessee and Lessor by mutual agreement may extend the period to cure the default for such additional time as may be reasonably required for the Lessee to perform such other covenant or covenants provided said Lessee promptly undertakes such performance, and prosecutes the same to its conclusion with reasonable diligence In the event the Lessee becomes a debtor in a Chapter 7 or 11 bankruptcy proceeding (whether or not the same is a voluntary or involuntary proceeding), Lessor and Lessee stipulate that "adequate assurance" as that term is contemplated under applicable provisions of Title 11 of the United States Code shall require the payment of all items of Rent and additional rent hereunder on a current basis and the cure of all past due Rent or additional rent by means of a lump sum payment at the time the Lease is accepted by Lessee as an executory contract.

Upon the occurrence of any of such events of default described above or elsewhere in this Lease, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(a)

Lessor may, at Lessor's election, terminate this Lease or terminate Lessee's right to possession only, without terminating the Lease.

(b)

Upon any termination of this Lease whether by lapse of time or otherwise, or upon any termination of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to Lessor, and Lessee hereby grants to Lessor full and free license to enter into and upon the Lease Premises in such event with or without process of law and to repossess Lessor of the Leased Premises as of Lessor's former estate and to expel or remove Lessee and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Lessee hereby waives any right to claim damage for such re-entry and expulsion, and without relinquishing Lessor's right to rent or any other right given to Lessor hereunder or by operation of law.

(c)

Upon any termination of this Lease, whether by lapse of time or otherwise, Lessor shall be entitled to recover as damages, all accrued Rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Lessee on the date of termination, plus the sum of (i) an amount equal to the then present value of the Rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Lessee for the residue of the stated term hereof, less the fair rental value of the Leased Premises for such residue (taking into account the time and expense necessary to obtain a replacement lessee or lessees, including expenses hereinafter described in subparagraph (d) relating to recovery of the Leased Premises, preparation for reletting and for reletting itself), (ii) the cost of performing any other covenants which would have otherwise been performed by Lessee, and (iii) any and all expenses incurred by Lessor including actual attorney's fees as a result of Lessee's default.

(d)

Upon any termination of Lessee's right to possession only without termination of the Lease, Lessor, may, at Lessor's option, enter into the Leased Premises, remove Lessee's signs and other evidences  of tenancy,  and take  and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the Lease or releasing Lessee, in whole or in part, from any obligation, including Lessee's obligation to pay the Rent, including any amounts treated as additional rent, hereunder for the full term in any such case Lessee shall pay forthwith to Lessor, if Lessor so elects, a sum equal to the entire amount of the Rent, including any amounts treated as additional rent hereunder for the residue of the stated term hereof plus any other sums provided herein to be paid by Lessee for the remainder of the Lease term.

(e)

Lessor may, but need not, relet the Leased Premises or any part thereof for such rent and upon such terms as Lessor in Lessor's sole discretion shall determine (including the right to relet the Leased Premises for a greater or lesser term than that remaining under this Lease, and the right to change the character or use made of the Leased Premises) and Lessor shall not be required to accept any lessee offered by Lessee or to observe any instructions given by Lessee about such reletting. in any such case, Lessor may make repairs, alterations and additions in or to the Leased Premises, and redecorate the same to the extent Lessor deems necessary or desirable, and Lessee shall, upon demand, pay the cost thereof, together with Lessor's expenses of reletting, including, without limitation, any broker's commission incurred by Lessor.  If the consideration collected by Lessor upon any such reletting plus any sums previously collected from Lessee are not sufficient to pay the full amount of all Rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection  of the  Rent  (including  additional  rent)  accruing  therefrom  (including broker's commissions), Lessee shall pay to Lessor the amount of such deficiency upon demand and Lessee agrees that Lessor may file suit to recover any sums falling due under this section from time to time.

(f)

Any and all property which may be removed from the Leased Premises by Lessor pursuant to the authority of the Lease or of law, to which Lessee is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Lessor at the risk, cost and expense of Lessee, and Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. Lessee shall pay to Lessor prior to Lessee retaking Lessee's property, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Lessor's possession or under Lessor's control. Provided, however, this shall not apply to any trade fixture abandoned by Lessee upon the expiration or termination of this Lease and deemed to be Lessor's property under Paragraph 13 hereof. Any such property of Lessee not retaken by Lessee from storage within thirty (30) days after removal from the Leased Premises shall, at Lessor's option, be deemed conveyed by Lessee to Lessor under this Lease as a bill of sale without further payment or credit by Lessor to Lessee or further action by either party; however, in the event any such property is sold by Lessor to a third party, Lessee shall be given a credit in the amount of the sales proceeds actually received by Lessor against the amounts otherwise due and owing to Lessor by Lessee hereunder.

(g)

In the event of any breach by Lessee of any of the provisions of this Lease, Lessor may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of Lessee. If Lessor at any time, by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or incurs any expense, including actual attorneys' fees, in instituting or prosecuting any action or proceedings to enforce Lessor's rights hereunder, and any cost thereof shall be paid by Lessee to Lessor upon ten (10) days prior written notice.

Lessor shall be entitled to recover its actual attorney fees in the event of any breach by Lessee of its obligations under this Lease.

No receipt of money by Lessor from Lessee after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Leased Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

All rights and remedies of the Lessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law or equity, and such rights and remedies may be exercised and enforced concurrently and whenever and as often as the occasion therefor arises. The failure or forbearance on the part of the Lessor to enforce any of its rights or remedies in connection with any default shall not be deemed a waiver of such default, nor a consent to any continuation thereof, nor a waiver of the same default at any subsequent date. Any action taken by the Lessor under the provisions of this Lease, or to enforce the provisions of this Lease, or to declare a termination of the Lessee's interest under this Lease, or to repossess itself of the Leased Premises (whether through the medium of legal proceedings instituted for that purpose or otherwise), shall not, in any event, release or relieve the Lessee from its continuing obligations hereunder, including, without limitation, its continuing obligation to make all payments herein provided.

22.

Holding Over by Lessee.  If the Lessee holds over or remains in possession or occupancy of the Leased Premises after the expiration of this Lease, such holding over or continued possession or occupancy, if Rent and additional rent is paid by the Lessee and accepted by the Lessor for or during any period of time it so holds over or remains in possession or occupancy, shall create only a tenancy from month to month at double the then existing Rent together with double each item considered to be an item of additional rent. In addition thereto, Lessor, in Lessor's sole discretion, may require Lessee to make actual pre-payment or make monthly escrow payments similar to those contemplated for real estate taxes under Subparagraph 5(i) for any item deemed to be additional rent hereunder which accrue during such hold over tenancy in such amounts as determined by Lessor. Such determination by Lessor shall be binding on Lessee as long as the same is made in good faith and has a reasonable basis. Finally, Lessor, in Lessor's sole discretion, may require Lessee to deposit the amount of Ten Thousand Dollars ($10,000.00) or such greater amount as determined by Lessor in good faith with the same held by Lessor in the same manner as monthly escrow payments for real estate taxes under Subparagraph 5(i) as security for Lessee's performance of its obligations treated as additional rent hereunder, regardless whether the same occurred or otherwise accrued during the Term, the Extended Term or the hold over tenancy (herein collectively the "Hold Over Deposit"). The Hold Over Deposit shall be treated as additional rent. Such application of the Hold Over Deposit by Lessor shall be binding upon Lessee if made by Lessor in good faith and if the same has a rational basis. Lessee hereby acknowledges the necessity for any pre-payment, any escrow and the Hold Over Deposit and that the amount of the foregoing are fair and reasonable. Such tenancy may at any time be terminated by either the Lessor or the Lessee giving to the other party twenty-eight (28) days written notice in the manner contemplated by Paragraph 25 hereof. Lessee acknowledges that notice not satisfying the literal language of Paragraph 25 hereof is insufficient to terminate such hold over tenancy. Provided further, such termination shall only be effective as of the last day of a calendar month.

23.

Surrender at Termination. At the termination of this Lease for any reason, the Lessee shall quietly and peaceably surrender possession of the Leased Premises (and any improvements located thereon) to the Lessor in a broom clear condition, maintained as herein provided and free of any and all claims thereto by the Lessee or any party holding under the Lessee.   Failure to deliver the Leased Premises to Lessor in a broom clear condition shall constitute an instance of Lessee's Acts as contemplated in Paragraph 8 hereof.

24.

Subordination/Memorandum of Lease/Estoppel.

(a)

Subordination to Existing Mortgages.   This Lease is subordinate to any existing mortgages covering said Leased Premises, any extension or renewal thereof, or to any new mortgages which may be placed thereon from time to time.   Lessee agrees to subordinate its interest under this Lease to any such indebtedness upon request by Lessor or such lender without payment of any consideration. Subordination as to any existing mortgage shall be effective without the need for Lessor or Lessee to execute or deliver any other document or instrument.

(b)

Memorandum of Lease.  In the event Lessee wishes to record a memorandum of this Lease, Lessee shall prepare and execute the same and deliver such memorandum to Lessor for execution by Lessor.   Lessor agrees to execute same in a prompt manner so long as such memorandum does not misstate any term or provision of this Lease. Lessee shall be responsible for the costs to prepare and record the same. In such event, upon expiration or termination of the Lease,  Lessee   shall  execute  any  document  or  instrument  necessary  to  terminate   such Memorandum of Lease.

(c)

Estoppel Letter: Lessee covenants and agrees to execute and deliver to Lessor within ten (10) days of written request from Lessor, estoppel letters setting forth: (i) the date of this Lease and any amendments thereto, the Commencement Date, and any rights or options to extend or renew this Lease or the Term or to purchase or of first refusal or offer with respect to the land where the Leased Premises are located, (ii) the date through which rents have been paid hereunder, (iii) the amount of any security deposit held by Lessor, (iv) whether Lessee is in occupancy of the Leased Premises and the improvements and space required to be furnished by Lessor with the Leased Premises, (v) whether the Lease is in full force and effect, (vi) whether

Lessor or Lessee is in default under the Lease and whether there are defenses or offsets against the enforcement thereof, and setting forth such defaults, defenses or offsets claimed by Lessee, (vii) whether Lessee is subject to any bankruptcy, insolvency or similar proceedings in any Federal, state or other court or jurisdiction, and (viii) any other information which Lessor or its mortgagee or prospective mortgagee or purchaser may reasonably require relating to the Lease, which may include Lessee financial statements.

25.

Interest. All rent and other payments to be made hereunder by Lessee to Lessor shall bear interest from and after the due date thereof at the rate of twelve percent (12%) per annum.

26.

Notices. Any notice required or permitted under this Lease shall be deemed sufficiently given or served, delivered in person or if sent by registered or certified mail return receipt requested or sent via facsimile as follows:

If to Lessor:

Monte and Colleen Tobin

6484 Congress Drive West Bend, WI 53095

If to Lessee:

VDx, Inc.

974 W. Silver Beach Road Belgium, Wisconsin 53004

For notice to be effective for purposes of this Paragraph 26, it is necessary for a party to give written notice in the manner contemplated herein. However, copies of notices as sent to any attorney acting on behalf of Lessor or Lessee together with any other person other than to Lessee or Lessor may be sent via first class mail with proper postage prepaid. Notice shall be deemed received when delivered in person or two (2) business days following mailing if sent by registered mail with return receipt requested if properly addressed and delivered to the United States Postal Service with proper postage or when sent if given by facsimile and the sender of such notice receives confirmation that the facsimile was received. Either party may by like notice at any time, and from time to time, designate a different address to which notices shall be sent. Provided, however, in the event that Lessor is giving Lessee notice of its obligation to pay any item of additional rent or to provide proof of Liability Insurance as opposed to a default notice for Lessee's failure to pay Rent or an item of additional rent, Lessor may give Lessee notice of the same by regular mail properly addressed to Lessee with first class postage prepaid. In the event that either party gives notice to the other terminating a hold over tenancy, such notice does not satisfy the requirements of this Paragraph 25 unless it clearly states in unambiguous terms both the fact of termination and the effective termination date. Written statements setting forth a mere intent to terminate or dependent on any contingency are insufficient. Insufficient written notice can not be supplemented, amended or cured by means of follow-up written, telephonic, facsimile or email notice or oral discussions. Inadequate or insufficient notice requires that new notice be given which otherwise satisfies the requirements of this Paragraph 25.

In the event that Lessee or Lessor is giving notice to the other of any item of repair or maintenance as contemplated by Subparagraph 8(a) as to Lessee (including any Lessee's Acts) or Subparagraph 8(b) as to Lessor, informal notice via facsimile and/or email is encouraged so long as the party to whom notice is given actually receives the same.

27.

General.   No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default. If such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any breach of any covenant, term or condition of this Lease by Lessor shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.   The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.    The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one lessee and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The headings of the several articles contained herein are for convenience only and do not define, limit or construe the contents of such articles. Lessors shall have the right at any time to sell, transfer or convey the Leased Premises to any person, firm or corporation whatsoever, and upon such sale, transfer, or conveyance, Lessor shall cease to be liable under any covenant, condition, or obligation imposed upon it by this Lease, or any terms and provisions thereof, provided, that such sale, transfer or conveyance shall be subject to this Lease and that all of the Lessor's covenants and obligations contained herein shall run with the land and be binding upon the subsequent owner or owners thereof; and providing further that such transferee from Lessor shall in writing assume the obligations  of the  Lessor hereunder.     Under  no  circumstances   shall  Lessor have  any responsibility for Lessee's incidental or consequential damages.

28.

Binding Effect and Modifications/Entire Agreement.    This Lease shall be binding upon the parties hereto and may be amended or modified only in writing signed by both of the parties.   This Lease sets forth the entire agreement of the parties covering the subject matter hereof and supersedes all prior agreements, understandings, and conditions relating to the subject matter hereof, written or oral.

29.

Successors and Assigns.  Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

30.

Wisconsin Law.     This agreement shall be construed and governed under Wisconsin Law. In the event Lessor commences any legal action against Lessee, Lessee hereby consent to service of any summons, complaint, other pleading or motion, discovery request or otherwise by delivery of the same to a responsible employee at the Leased Premises by Lessor or a representative of Lessor so long as a copy of the same is sent by regular mail with proper first class postage prepaid to Lessee at the address specified in Paragraph 25 (or such other address as Lessee may hereafter specify by written notice to Lessor).

31.

Corporate Authority of Lessee. By executing and delivering this Lease, Lessee is warranting and representing that VDx, Inc. is the corporate name and it is a corporation organization duly organized, existing and in good standing under the laws of the State of Wisconsin, that the signatory is a duly authorized officer or representative of the same and that execution of this Lease has been duly authorized by the shareholders and/or directors of such corporation.

32.

Identity of Lessee.  Lessee acknowledges that the term "Lessee" whenever used herein shall refer to VDx, Inc.  If Lessee is now or hereafter becomes the subsidiary of another corporation that the term "Lessee" shall also refer to its parent corporation and if all or substantially all of its assets are hereafter sold to another person or entity or at least Fifty percent (50%) of its stock (either in one transaction or a series of transactions after the commencement of the Term) is hereafter sold to another person or entity that the term "Lessee" shall also refer to such purchaser if following such transaction VDx, Inc. or such purchaser continue to occupy the Lease Premises under color of this Lease. This is so even if the contract between VDx, Inc. and such purchaser purports to exclude such purchaser from any obligation under this Lease.   The obligation of VDx, Inc. and any parent corporation or person or entity purchasing assets or stock of VDx, Inc. as contemplated herein is several and joint for any and all obligations of Lessee hereunder.

33.

Submission of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises, and this Lease shall become effective as a lease only upon execution, delivery and receipt thereof by Lessor and Lessee.

34.

Accord and Satisfaction. No payment by Lessee or receipt by Lessor of a lesser amount than the full Rent and additional rent named herein due or the full amount of any other